                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2000
                                                   --------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

       Delaware                    1-7182                           13-2740599
-------------------------------------------------------------------------------------------------
     (State or other            (Commission                       (I.R.S. Employer
     jurisdiction of            File Number)                      Identification No.)
     incorporation)



4 World Financial Center, New York, New York   10080
----------------------------------------------------

(Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

World Financial Center, North Tower, 250 Vesey Street, New York, New York, 10281
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-68747 and 333-38792) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Chase Manhattan Bank (as so amended, the "Indenture"). The Company will issue $36,000,000 aggregate principal amount of Callable Nasdaq-100(R) Market Index Target-Term Securities due August 3, 2007 and $34,000,000 aggregate principal amount of Callable Market Index Target-Term Securities due August 3, 2007 based upon Biotech HOLDRS under the Indenture. The exhibits consist of the forms of Securities and opinions of counsel relating thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

                           EXHIBITS

          (4)(a) Instruments defining the rights of security holders, including indentures.

                           Form of Merrill Lynch & Co., Inc.'s Callable Nasdaq-100(R) Market Index Target-Term Securities due August 3, 2007.

          (4)(b) Instruments defining rights of security holders, including indentures.


                           Form of Merrill Lynch & Co., Inc.'s Callable Market Index Target-Term Securities due August 3, 2007 based upon Biotech HOLDRS.

          (5)(a) & (23)(a) Opinion re: legality; consent of counsel.

                           Opinion of Brown & Wood LLP relating to the Callable Nasdaq-100(R) Market Index Target-Term Securities due August 3, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

          (5)(b) & (23)(b) Opinion of Brown & Wood LLP relating to the Callable
                           Market Index Target-Term Securities due August 3, 2007 based upon Biotech HOLDRS (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     MERRILL LYNCH & CO., INC.
                                     -------------------------
                                            (Registrant)

                                     By:     /s/ John C. Stomber
                                         ---------------------------
                                             John C. Stomber
                                          Senior Vice President
                                                   and
                                                Treasurer

Date:  August 4, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                           MERRILL LYNCH & CO., INC.







                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED AUGUST 4, 2000







                                                   Commission File Number 1-7182

                                 Exhibit Index

Exhibit No.      Description                                                             Page
-----------      -----------                                                             ----
(4)(a)           Instruments defining the rights of security holders,
                 including indentures.

                 Form of Merrill Lynch & Co., Inc.'s Callable Nasdaq-100(R)
                 Market Index Target-Term Securities due August 3, 2007.

(4)(b) Instruments defining rights of security holders, including indentures.

                 Form of Merrill Lynch & Co., Inc.'s Callable Market Index Target-Term
                 Securities due August 3, 2007 based upon Biotech HOLDRS.

(5)(a) & (23)(a) Opinion re: legality; consent of counsel.

                 Opinion of Brown & Wood LLP relating to the Callable Nasdaq-
                 100(R) Market Index Target-Term Securities due August 3, 2007
                 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

(5)(b) & (23)(b) Opinion of Brown & Wood LLP relating to the Callable Market
                 Index Target-Term Securities due August 3, 2007 based upon
                 Biotech HOLDRS (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration
                 Statements relating to such Securities).